EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of B&D Food Corp. (the “Company”) for the period ending March 31, 2009 on Form 10-Q, as filed with the Securities and Exchange Commission on May 20, 2009 (the “Report”), I, Daniel Ollech, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Daniel Ollech
Daniel Ollech Chairman of the Board, President and Chief Executive Officer

November 19, 2009